                                                             EXHIBIT (a)(1)(c)

                     WHITE MOUNTAINS INSURANCE GROUP, LTD.
                     FORM OF NOTICE OF GUARANTEED DELIVERY


         This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if a shareholder's share certificates are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit the Letter of Transmittal or other required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer). Such form may be delivered to the Depositary by hand, mail, telex or (for Eligible Institutions only) by facsimile transmission. See Section 3 of the Offer to Purchase.

         THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.


                                 THE DEPOSITARY

                             EQUISERVE TRUST COMPANY
                             FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (781) 575-4826
                                       or
                                 (781) 575-4827
                             FOR CONFIRMATION CALL:
                                 (781) 575-4816


                      BY FEDERAL EXPRESS OR OTHER COURIER:
   BY MAIL:                        Equiserve                   BY HAND:
  Equiserve                   40 Campanelli Drive             Equiserve
P.O. Box 842010               Braintree, MA 02184        c/o Securities Transfer
Boston, MA 02284-2010        Attn: White Mountains   and Reporting Services Inc.
                                                       Attn: Corporate Actions
                                                    100 William Street, Galleria
                                                          New York, NY 10038


           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET
            FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE
                 NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT
                          CONSTITUTE A VALID DELIVERY.

                   FOR INFORMATION CALL THE INFORMATION AGENT:

                             EQUISERVE TRUST COMPANY

                                 1-888-756-1854


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Ladies and Gentlemen:

         The undersigned hereby tenders to White Mountains Insurance Group, Ltd. (the "Company"), upon the terms and subject to the conditions set forth in its Offer to Purchase dated August 21, 2000, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Common Shares of the Company, par value $1.00 per share ("Shares"), listed below, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

NUMBER OF SHARES:                             SIGN HERE:


--------------------------------------        ---------------------------------
Certificate Nos:  (if available)              Name(s)          (Please Print)

--------------------------------------        ---------------------------------

--------------------------------------        ---------------------------------
(Area Code and Telephone Number)              (Address)

Account No. ___________________________       _________________________________
(At the Depository Trust Company)             Signature(s)


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                                    ODD LOTS

(SEE INSTRUCTION 7 OF THE LETTER OF TRANSMITTAL)

     TO BE COMPLETED ONLY IF SHARES ARE BEING TENDERED BY OR ON BEHALF OF A PERSON WHO BENEFICIALLY OWNED AS OF THE CLOSE OF BUSINESS ON AUGUST 14, 2000, AND WHO WILL CONTINUE TO OWN BENEFICIALLY UNTIL THE EXPIRATION DATE AN AGGREGATE OF FEWER THAN 100 SHARES.

     THE UNDERSIGNED EITHER (CHECK ONE BOX):
     / / WAS THE BENEFICIAL OWNER AS OF THE CLOSE OF BUSINESS ON AUGUST 14,
         2000, AND WILL CONTINUE TO BE THE BENEFICIAL OWNER UNTIL THE EXPIRATION DATE OF AN AGGREGATE OF FEWER THAN 100 SHARES, AND IS TENDERING ALL SUCH SHARES, OR

     / / IS AN "ELIGIBLE INSTITUTION" THAT (I) IS TENDERING, FOR THE
         BENEFICIAL OWNERS THEREOF, SHARES WITH RESPECT TO WHICH IT IS THE RECORD OWNER, AND (II) BELIEVES, BASED UPON REPRESENTATIONS MADE TO IT BY EACH SUCH BENEFICIAL OWNER, THAT EACH SUCH BENEFICIAL OWNER BENEFICIALLY OWNED AS OF THE CLOSE OF BUSINESS ON AUGUST 14, 2000, AND WILL CONTINUE TO OWN BENEFICIALLY UNTIL THE EXPIRATION DATE AN AGGREGATE OF FEWER THAN 100 SHARES, AND IS TENDERING ALL SUCH SHARES.

______________________________________________________________________________
_______________________________________            ___________________________
     No. of Shares tendered                                 SIGN HERE

_______________________________________            ____________________________
Certificate Nos. (if available):                          (Signature(s))

_______________________________________            ____________________________
If Shares will be delivered by                            (Signature(s))
book-entry transfer:
Name of Tendering Institution:_________            _____________________________
_______________________________________              (Name(s))   (Please Print)
Account No. at The Depository                      ____________________________
Trust Company__________________________                     (Address)
_______________________________________            ____________________________

                                                            (Zip Code)
                                                   ____________________________
                                                  (Area Code and Telephone No.)

______________________________________             ____________________________

                                    GUARANTEE
                    (Not to be used for signature guarantee)


     THE UNDERSIGNED, A FINANCIAL INSTITUTION THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION SIGNATURE GUARANTEE PROGRAM OR THE NEW YORK STOCK MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM, HEREBY GUARANTEES (i) THAT THE ABOVE-NAMED PERSON(S) HAS A NET LONG POSITION IN THE SHARES BEING TENDERED WITHIN THE MEANING OF RULE 14e-4 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, (ii) THAT SUCH TENDER OF SHARES COMPLIES WITH RULE 14e-4, AND (iii) TO DELIVER TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ABOVE CERTIFICATE(S) FOR THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION OF THE BOOK-ENTRY TRANSFER OF THE SHARES INTO THE DEPOSITARY'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS, WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE DATE OF RECEIPT BY THE DEPOSITARY.
________________________________________________________________________________
Name of Firm:                                   Address:

_________________________________               ________________________________
  (Authorized Signature)                                      (Zip Code)

                                                Area Code and
Name:____________________________               Telephone No.:__________________
            (Please Print)
Title:___________________________    Dated:_____________________________________
________________________________________________________________________________

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL

_________________________________          _____________________________________
_________________________________          _____________________________________